Meg Grady
                                                    Director, Investor Relations
                                                                  (610) 645-1084
                                                           www.suburbanwater.com
                                                        gradym@suburbanwater.com

                                                                    Donna Alston
                                                         Manager, Communications
                                                                  (610) 645-1095

FOR RELEASE:  July 26, 2000

      PHILADELPHIA SUBURBAN CORPORATION REPORTS A 13.8 PERCENT INCREASE IN

                   EARNINGS PER SHARE IN SECOND QUARTER 2000

     BRYN MAWR, PA, July 26 -- Philadelphia Suburban Corporation (NYSE/PSC) today reported a 13.8 percent increase in diluted net income per common share to $.33 in the quarter ended June 30 versus $.29 in the corresponding quarter in 1999.

     Despite unfavorable weather conditions in Pennsylvania and Ohio, the company achieved improved results. The increase in earnings was primarily due to various rate case settlements, the partial recovery of certain previously-expensed merger costs, customer growth from acquisitions and continued company-wide cost containment efforts.

     Revenues for the second quarter increased to $68.5 million, a 3.5 percent increase over the $66.2 million reported in 1999. Net income was $13.6 million, up $1.6 million from the same period in 1999.

     Year-to-date revenues from operations increased to $133.0 million, a 6.6 percent increase over the $124.8 million reported in 1999. Net income for the six months was $23.8 million, up 93.5 percent from the $12.3 million reported during the same period in 1999 resulting in improved diluted net income per common share to $.58 from the $.30 reported last year. The improvement in 2000 was attributable to rate settlement awards, customer growth from acquisitions, partial recovery of previously-expensed merger costs, and the sale of securities, while 1999 was adversely effected by a non-recurring first quarter charge of $8.6 million (net of taxes) from merger costs.

     PSC's ongoing, company-wide cost containment initiatives continue to drive down its operating expense ratio to 38.1 percent on a trailing 12-month basis versus 38.9 percent in the same period last year, as synergies attained through the integration of the Consumers Water Company were realized.

     Customer growth was nearly five percent since June 30, 1999, due primarily to PSC's growth-through-acquisitions strategy. The following recent growth ventures have contributed to this:

     o    Bensalem - Bucks County, PA

     o    Apple Grove - Stark County, OH

     o    Twin Hills - Chester County, PA

     o    Fulmor Heights - Montgomery County, PA

     o    Village of Bradley - Kankakee County, IL

     o    5 additional smaller growth ventures

     Nicholas DeBenedictis, Chairman and CEO commenting on the quarter stated, "Our strong second quarter is an indication that our growth-through-acquisition strategy continues to be successful. Also, we are encouraged by the fair treatment we have received from state regulators in response to our growth initiatives and major capital investment in infrastructure."

     PSC is the holding company for Philadelphia Suburban Water Company and Consumers Water Company, regulated public utilities that provide water to nearly 2 million residents in Pennsylvania, Ohio, New Jersey, Illinois and Maine. PSC's common shares are traded under the ticker symbol "PSC" on both the New York and Philadelphia Stock Exchanges. PSC has been committed to the preservation and improvement of the environment throughout its history which spans more than 100 years.

The following table shows the comparative operating revenues, net income and net income per share for Philadelphia Suburban Corporation for the quarters and six months ended June 30, 2000 and 1999 (in thousands, except per share amounts)


                                                                             (Unaudited)
                                                       -------------------------------------------------------
                                                           Quarter Ended                 Six Months Ended
                                                              June 30                         June 30
                                                       -----------------------        ------------------------
                                                         2000           1999             2000           1999
                                                       --------       --------        ---------       --------
Operating revenues                                     $ 68,494       $ 66,165        $ 133,004       $124,762
Income before merger costs, net of tax                 $ 13,565       $ 12,033         $ 23,811       $ 20,945
Merger costs, net of tax                                   -              -                -          $ (8,596)

Net income available to common stock                   $ 13,565       $ 12,033         $ 23,811       $ 12,349

Net income per common share:

   Basic net income per share                           $  0.33        $  0.29          $  0.58        $  0.30


   Diluted net income per share                         $  0.33        $  0.29          $  0.58        $  0.30

Average common shares outstanding:
   Basic                                                 40,981         40,800           40,961         40,784
   Diluted                                               41,441         41,251           41,337         41,266

This release contains certain forward-looking statements involving risks, uncertainties and other factors that may cause the actual results to be materially different from any future results expressed or implied by such forward-looking statements. These factors include, among others, the following: general economic business conditions; the success of certain cost containment initiatives, including the recovery of merger costs; changes in regulations or regulatory treatment; availability and cost of capital; and the success of growth.

               Philadelphia Suburban Corporation and Subsidiaries
           Consolidated Statements of Income and Comprehensive Income
                    (In thousands, except per share amounts)
                                  (Unauditied)


                                                                      Quarter Ended                   Six Months Ended
                                                                         June 30,                          June 30,
                                                                 ------------------------          ------------------------
                                                                   2000            1999              2000            1999
                                                                 --------        --------          --------        --------
Operating revenues                                               $ 68,494        $ 66,165          $133,004        $124,762

Cost & expenses:
    Operations and maintenance                                     24,350          24,203            49,278          46,928
    Depreciation                                                    7,665           7,608            15,916          15,027
    Amortization                                                      388             292               658             712
    Taxes other than income taxes                                   5,597           5,624            11,579          11,212
    Restructuring costs (recovery)                                   (396)              -              (396)          3,787
                                                                 --------        --------          --------        --------
Total                                                              37,604          37,727            77,035          77,666
                                                                 --------        --------          --------        --------

Operating income                                                   30,890          28,438            55,969          47,096
Interest expense, net                                               9,990           8,530            19,845          16,621
Gain on sale of securities                                              -               -            (1,061)             -
Minority interest                                                      28              27                46              42
Allowance for funds used during construction                         (985)           (469)           (1,719)           (857)
Merger transaction costs (recovery)                                  (663)              -              (663)          6,334
                                                                 --------        --------          --------        --------
Income before income taxes                                         22,520          20,350            39,521          24,956
Provision for income taxes                                          8,929           8,283            15,657          12,538
                                                                 --------        --------          --------        --------
Net income                                                         13,591          12,067            23,864          12,418
Dividends on preferred stock                                           26              34                53              69
                                                                 --------        --------          --------        --------
Net income available to common stock                             $ 13,565        $ 12,033          $ 23,811        $ 12,349
                                                                 ========        ========          ========        ========

Net income                                                       $ 13,591        $ 12,067          $ 23,864        $ 12,418
Other comprehensive income (loss), net of tax                         144               -             (510)               -
                                                                 --------        --------          --------        --------
Comprehensive income                                             $ 13,735        $ 12,067          $ 23,354        $ 12,418
                                                                 ========        ========          ========        ========

Net income per common share:
   Basic                                                         $   0.33        $   0.29          $   0.58        $   0.30
   Diluted                                                       $   0.33        $   0.29          $   0.58        $   0.30

Average shares outstanding:
   Basic                                                           40,981          40,800            40,961          40,784
                                                                 ========        ========          ========        ========
   Diluted                                                         41,441          41,251            41,337          41,266
                                                                 ========        ========          ========        ========

               Philadelphia Suburban Corporation and Subsidiaries
                           Consolidated Balance Sheets
               (In thousands of dollars, except per share amounts)

                                                                                (Unaudited)           (Audited)
                                                                                  June 30,           December 31,
                                                                                    2000                 1999
                                                                                -----------          -----------
                                      Assets
Property, plant and equipment, at cost                                          $ 1,451,533          $ 1,393,027
Less accumulated depreciation                                                       274,467              257,663
                                                                                -----------          -----------
    Net property, plant and equipment                                             1,177,066            1,135,364
                                                                                -----------          -----------
Current assets:
    Cash and cash equivalents                                                         8,429                4,658
    Accounts receivable and unbilled revenues, net                                   48,585               44,399
    Inventory, materials and supplies                                                 4,442                3,948
    Prepayments and other current assets                                              3,442                6,520
                                                                                -----------          -----------
    Total current assets                                                             64,898               59,525
                                                                                -----------          -----------
Regulatory assets                                                                    59,166               58,287
Deferred charges and other assets, net                                               31,210               27,629
                                                                                -----------          -----------
                                                                                $ 1,332,340          $ 1,280,805
                                                                                ===========          ===========
                   Liabilities and Stockholders' Equity
Stockholders' equity:
    6.05% Series B cumulative preferred stock                                   $     1,760          $     1,760
    Common stock at $.50 par value, authorized 100,000,000 shares,
         issued 41,856,617 and 41,627,644 in 2000 and 1999                           20,928               20,814
    Capital in excess of par value                                                  255,613              251,440
    Retained earnings                                                               110,589              101,533
    Minority interest                                                                 2,613                2,604
    Treasury stock, 792,764 and 615,038 shares in 2000 and 1999                     (14,642)             (11,270)
    Accumulated other comprehensive income                                            1,510                2,020
                                                                                -----------          -----------
    Total stockholders' equity                                                      378,371              368,901
                                                                                -----------          -----------
Long-term debt, excluding current portion                                           460,835              413,752
Commitments                                                                               -                    -

Current liabilities:
    Current portion of long-term debt                                                12,973               12,194
    Loans payable                                                                    94,926              103,069
    Accounts payable                                                                 21,142               24,286
    Accrued interest                                                                 10,241                8,994
    Accrued taxes                                                                    11,706               12,689
    Other accrued liabilities                                                        22,211               22,581
                                                                                -----------          -----------
    Total current liabilities                                                       173,199              183,813
                                                                                -----------          -----------
Deferred credits and other liabilities:
    Deferred income taxes and investment tax credits                                139,942              136,528
    Customers' advances for construction                                             57,621               59,494
    Other                                                                             7,716                8,434
                                                                                -----------          -----------
    Total deferred credits and other liabilities                                    205,279              204,456
                                                                                -----------          -----------

Contributions in aid of construction                                                114,656             109,883
                                                                                -----------          -----------
                                                                                $ 1,332,340          $ 1,280,805
                                                                                ===========          ===========